UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 27, 2010

THE J. M. SMUCKER COMPANY
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-5111	34-0538550
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Strawberry Lane, Orrville, Ohio		44667-0280
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	330-682-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05 Costs Associated with Exit or Disposal Activities.

On September 27, 2010, The J. M. Smucker Company ("Company") committed to an initiative to address capacity underutilization in its Canadian pickle and condiments operations and to improve its overall cost structure. This project is in addition to the Company’s restructuring announcement made in March 2010.

The Company’s plans include transitioning the majority of its production of Bick’s® pickles and other condiments products to third-party manufacturers in the U.S. and to the Company’s existing manufacturing facility in Ripon, Wisconsin, over the next 12 to 15 months. The Company’s facility in Dunnville, Ontario, and its pickle tank farm in Delhi Township, Ontario, will close after production is transitioned at the end of calendar 2011. When fully implemented, these actions are estimated to result in a reduction of approximately 150 full-time positions.

The Company expects to incur restructuring charges of approximately $45 million over a two-year fiscal period, which is incremental to the amounts announced as part of the March 2010 restructuring initiatives. Nearly one-half of the restructuring charges are expected to be incurred in fiscal 2011, with the remaining charges anticipated to be incurred in 2012.

The restructuring charges discussed above include approximately $15 million of expected cash expenditures, primarily employee-related costs. Restructuring cash outlays are projected to be incurred primarily in fiscal 2012. The remaining restructuring charges are noncash items, primarily accelerated depreciation.

Item 7.01 Regulation FD Disclosure.

The Company’s fiscal 2011 outlook, updated as of August 20, 2010, was provided on a non-GAAP basis excluding the impact of restructuring, and merger and integration costs of $0.55 to $0.60 per diluted share. With the addition of the initiative discussed above, the impact of restructuring, and merger and integration costs are now estimated to range from $0.65 to $0.70 per diluted share for fiscal 2011. The announced initiative is not expected to otherwise materially impact fiscal 2011 outlook on a non-GAAP basis.

Upon completion of the initiative, the Company expects on-going, annual savings of approximately $8 million, excluding one-time costs, beginning in fiscal 2013, primarily in the Special Markets segment.

These announced actions are expected to further strengthen the Bick’s® brand in Canada which continues to remain an important part of the Company’s portfolio of brands.

The Company’s estimates of one-time costs and future annual savings are based on current prevailing foreign exchange rates.

The information in this Item 7.01 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by those forward-looking statements. Readers should understand that the risks, uncertainties, factors and assumptions listed and discussed in this Form 8-K, including the following important factors and assumptions, could affect the future results of the Company and could cause actual results to differ materially from those expressed in the forward-looking statements:

• volatility of commodity markets from which raw materials, particularly green coffee beans, wheat, soybean oil, milk, and peanuts, are procured and the related impact on costs;
• risks associated with hedging, derivative, and purchasing strategies employed by the Company to manage commodity pricing risks, including the risk that such strategies could result in significant losses and adversely impact the Company’s liquidity;
• crude oil price trends and their impact on transportation, energy, and packaging costs;
• the ability to successfully implement price changes;
• the success and cost of introducing new products and the competitive response;
• the success and cost of marketing and sales programs and strategies intended to promote growth in the Company’s businesses;
• general competitive activity in the market, including competitors’ pricing practices and promotional spending levels;
• the successful completion of the Company’s restructuring programs, and the ability to realize anticipated savings and other potential benefits within the time frames currently contemplated;
• the impact of food safety concerns involving either the Company or its competitors’ products;
• the impact of accidents and natural disasters, including crop failures and storm damage;
• the concentration of certain of the Company’s businesses with key customers and suppliers and the ability to manage and maintain key relationships;
• the loss of significant customers or a substantial reduction in orders from such customers or the bankruptcy of any such customer;
• changes in consumer coffee preferences, and other factors affecting the coffee business, which represents a substantial portion of the Company’s business;
• the ability of the Company to obtain any required financing;
• the timing and amount of the Company’s capital expenditures, restructuring costs, and merger and integration costs;
• impairments in the carrying value of goodwill, other intangible assets, or other long-lived assets or changes in useful lives of other intangible assets;
• the impact of new or changes to existing governmental laws and regulations or their application;
• the impact of future legal, regulatory, or market measures regarding climate change;
• the outcome of current and future tax examinations, changes in tax laws and other tax matters, and their related impact on the Company’s tax positions;
• foreign currency and interest rate fluctuations;
• political or economic disruption;
• other factors affecting share prices and capital markets generally; and
• the other factors described under “Risk Factors” in registration statements filed by the Company with the Securities and Exchange Commission and in the other reports and statements filed by the Company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and proxy materials.

Readers are cautioned not to unduly rely on such forward-looking statements, which speak only as of the date made, when evaluating the information presented in this Form 8-K. The Company does not undertake any obligation to update or revise these forward-looking statements to reflect new events or circumstances.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

September 28, 2010	By:	Mark R. Belgya

Name: Mark R. Belgya
Title: Senior Vice President and Chief Financial Officer